Exhibit 99.2
Earnings Release January 28, 2009

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2007, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Much stronger capital position Completed sale of $55 million in common equity in Q3-2008 Issued $75 million of preferred stock in Treasury program in Q1-2009 Proceeds to support growth Another good quarter of loan growth despite the economic downturn Business model intact and positioned for future opportunities Continued potential to extend our growth strategy in Texas market Continuing to maintain an intense focus on credit quality Significant increase in Q4 provision due to growth in loans and NPAs

Financial Highlights Net income and EPS Net income of $24.9 million for 2008, a decrease of 21% from 2007 Net income of $3.5 million for Q4-2008 decreased 54% compared to Q3-2008; 47% decrease compared to Q4-2007 EPS of $.11 decreased 59% compared to Q3-2008; 54% decrease compared to Q4-2007 Impact of $.04 for 2008 and $0.02 in Q4-2008 related to increase in shares during Q3-2008 Growth in loans Growth for year was exceptional - increase in LHI of 20% and total loans of 22% Held for investment -3% increase over Q3-2008; 16% increase compared to Q4-2007 Total loans -3% increase over Q3-2008; 21% increase compared to Q4-2007 Growth in deposits Growth in DDA of 14% for 2008 Q4-2008 DDA - consistent with Q3-2008; 17% increase compared to Q4-2007 Total deposits - decrease of 3% from Q3-2008; 8% increase compared to Q4-2007 Net interest margin at 3.41% Impact of growth, rate sensitivity position, market trends and increase in non-accruals Strong loan growth for the year and Q4-2008 for both LHI and LHS Growth in DDA and equity growth reduced total cost of funding, but at lower earnings rate NIM reduction to 3.54% for 2008 from 3.82% in 2007 Decrease of 6 bps in Q4-2008 (3.41%) from Q3-2008 (3.47%); decrease of 44 bps from Q4-2007 (3.85%) Comparisons based on average balances

Financial Review Improved operating leverage Benefit of growth and improved operations offset by decrease in NIM and increase in credit costs Net interest income growth for 2008 of 9% after 7% reduction in NIM Loan growth produced small increase from Q3-2008 after NIM decrease Increase of 3% from Q4-2007 after 11% reduction in NIM Non-interest income increase of 22% from Q3-2008 and Q4-2007 Net revenue increase of 9% in 2008, 4% from Q3-2008; 5% increase from Q4-2007 Credit quality Provision nearly doubled to $26.8 million for 2008, with $11 million in Q4-2008 Increase in non-performing assets, especially ORE Non-accrual loans at 1.18% and non-accrual loans + ORE to loans + ORE at 1.81% Increase in net charge-offs to $12.7 million or 35 bps in 2008 with $5.2 million in Q4- 2008

Income Statement (in thousands) Q4-08 Q3-08 Q2-08 Q1-08 Q4-07 Net interest income $ 38,712 $ 38,266 $ 38,160 $ 36,599 $ 37,531 Provision for loan losses 11,000 4,000 8,000 3,750 9,300 Net interest income after provision for loan losses 27,712 34,266 30,160 32,849 28,231 Non-interest income 5,950 4,885 5,952 5,683 4,880 Non-interest expense 28,443 27,675 27,256 26,277 23,206 Income before income taxes 5,219 11,476 8,856 12,255 9,905 Income tax expense 1,732 3,911 3,056 4,225 3,367 Net income $ 3,487 $ 7,565 $ 5,800 $ 8,030 $ 6,538 Diluted EPS $ .11 $ .27 $ .22 $ .30 $ .24 Net interest margin 3.41% 3.47% 3.65% 3.65% 3.85% ROA .29% .65% .53% .76% .63% ROE 3.61% 9.12% 7.40% 10.64% 8.88% Efficiency 63.7% 64.1% 61.8% 62.1% 54.7%

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q4 2008 Q3 2008 Q4 2007 Q4/Q3 % Change YOY % Change Loans held for investment $3,875,586 $3,781,289 $3,337,968 2% 16% Loans held for sale 316,409 288,103 122,205 10% 159% Total loans 4,191,995 4,069,392 3,460,173 3% 21% Securities 360,264 372,588 450,398 (3)% (20)% Demand deposits 566,513 567,914 485,211 0% 17% Total deposits 3,359,960 3,446,784 3,117,077 (3)% 8% Total assets 4,761,260 4,615,944 4,107,082 3% 16%

Financial Summary (in thousands) Period End Period End Period End Q4 2008 Q3 2008 Q4 2007 Q4/Q3 % Change YOY % Change Loans held for investment $4,027,871 $3,840,172 $3,462,608 5% 16% Loans held for sale 496,351 343,002 174,166 45% 185% Total loans 4,524,222 4,183,174 3,636,774 8% 24% Securities 378,752 365,145 440,119 4% (14)% Demand deposits 587,161 561,227 529,334 5% 11% Total deposits 3,333,187 3,388,963 3,066,377 (2)% 9% Total assets 5,139,564 4,742,043 4,286,718 8% 20%

QTD Average Balances, Yields and Rates (in thousands) Q4 2008 Q4 2008 Q3 2008 Q3 2008 Q4 2007 Q4 2007 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 360,264 4.70% $ 372,588 4.82% $ 450,398 4.78% Fed funds sold & liquidity investments 28,811 .39% 10,555 1.88% 6,616 4.50% Loans held for sale 316,409 5.65% 288,103 5.78% 122,205 6.08% Loans held for investment 3,875,586 5.17% 3,781,289 5.66% 3,337,968 7.95% Total loans, net of reserve 4,153,850 5.25% 4,031,212 5.71% 3,434,215 7.94% Total earning assets 4,542,925 5.18% 4,414,355 5.63% 3,891,229 7.57% Total assets $ 4,761,260 $ 4,615,944 $ 4,107,082 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,793,447 2.29% $ 2,878,870 2.53% $ 2,631,866 4.21% Other borrowings 881,868 1.12% 709,157 2.33% 560,523 4.60% Long-term debt 113,406 5.64% 113,406 5.21% 113,406 7.20% Total interest bearing liabilities 3,788,721 2.12% 3,701,433 2.58% 3,305,795 4.38% Demand deposits 566,513 567,914 485,211 Stockholders' equity 384,703 330,145 292,076 Total liabilities and stockholders' equity $ 4,761,260 1.68% $ 4,615,944 2.07% $ 4,107,082 3.52% Net interest margin 3.41% 3.47% 3.85%

2003 2004 2005 2006 2007 Q4-2008 Non Interest Expense 48430 57340 65344 86913 98606 109651 2003 2004 2005 2006 2007 Q4-2008 Net Interest Income 53155 74742 94130 117813 140667 151737 Non Interest Income 10892 13632 12001 17042 19712 22470 Revenue and Expense Growth Net Interest Income Non-interest Income Non-interest Expense 2003 2004 2005 2006 2007 ($ in thousands) 2008 64,047 88,374 106,131 134,855 160,379 174,207 Operating Revenue CAGR: 22% Net Interest Income CAGR: 23% Non-interest Income CAGR: 16% Non-interest Expense CAGR: 18%

2003 2004 2005 2006 2007 Q4-2008 Demand Deposits 302 398 512 514 529 587 Interest Bearing Deposits 1103 1392 1983 2555 2537 2746 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2003 2004 2005 2006 2007 Q4-2008 Loans Held for Investment 1230 1565 2076 2722 3462 4028 2003 2004 2005 2006 2007 ($ in millions) 2008 Demand Deposit CAGR: 15% Total Deposit CAGR: 19% Loans Held for Investment CAGR: 28%

Loan Portfolio Statistics Non-accrual loans Commercial 15,676 Construction 22,362 Real estate 6,239 Consumer 296 Equipment leases 2,926 Total non-accrual loans $ 47,499 Non-accrual loans as % of total loans 1.05% ORE 25,904 Total Non-accruals + ORE $ 73,403 Non-accrual loans + ORE as % of loans + ORE 1.81% Total Loans $4,524,222 All numbers in thousands.

Credit Quality Credit experience remains good Net charge-offs of $5.2 million in Q4-2008; $12.7 million YTD Net charge-offs represent 53 bps for the quarter; 35 bps for YTD NCO's related to identified problems substantially covered with allocated reserves in prior periods Increase in non-performing loan levels not unexpected, but receiving continued intense focus Non-performing loans as a percent of loans held for investment were 1.28% at 12/31/08 Provision of $11.0 million in Q4-2008 Reserve balance increased to 1.16% Provision driven by methodology, not expectation of actual loss Conditions in industry continue to warrant intense focus and tightening of standards

Credit Quality Reserve / Loans* 1.16% .95% .77% .91% 1.20% Non-accrual loans + ORE to loans* + ORE 1.81% ..69% ..37% ..27% ..37% Reserve to non-accruals 1.0x 1.5x 2.3x 3.3x 3.2x Reserve to NPL .9x 1.3x 1.9x 2.2x 3.1x Net Charge-offs / Average Loans 2008 2007 2006 2005 2004 * Excludes loans held for sale.

Closing Comments Ended the year with good loan growth despite economic downturn Continued intense focus on maintaining credit quality Positioned to take advantage of opportunity for people and customers with $130 million in new capital

Q & A